Exhibit 10.8(b)
                                                                 ---------------


                                 AMENDMENT NO. 1

                                     TO THE

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                                ZOND SYSTEMS, INC

                                   MONOLITH I

                                                                 ZOND#63/1MONOAM
                                                                 9/16/85      #2

                                 AMENDMENT NO. 1

                             POWER PURCHASE CONTRACT

                                     BETWEEN

                       SOUTHERN CALIFORNIA EDISON COMPANY

                                       AND

                               ZOND SYSTEMS, INC.

1. PARTIES: This Amendment No. 1 to the Power Purchase Contract between Southern California Edison Company and Zond Systems, Inc. - Monolith I ("Contract"), is entered into by Southern California Edison Company ("Edison"), a California corporation, and Zond Systems, Inc., a California corporation "Seller"), individually "Party," collectively "Parties."

2. RECITALS: This Amendment No. 1 to the Contract is made with reference to the following facts, among others:

          The Contract was executed between Southern California Edison Company and Zond Systems, Inc., as of the 22nd day of June, 1984.

          Seller wishes to amend the Contract to reflect their current development plans

     2.3 Edison is willing to amend the Contract to reflect the Seller's current development plans

     2.4 Concurrent with this Amendment No. 1, Edison and Seller have agreed to terminate four previous Power Purchase Contracts, dated June 22, 1984, designated Monolith III, Monolith IV, Monolith V and Monolith VI, to effectively transfer capacity to be produced under those Power Purchase Contracts from those Power Purchase Contracts to account for the increase in capacity to be produced under this Contract.

3.   Agreement: The Parties agree to amend the Contract as follows:

     3.1 Section 1.2.a. is amended to change the nameplate rating from "7,000 kW to "17,000 kW"

    APPROVED AS TO FORM:
       JOHN R BURY
     General Counsel

By  /s/ Michael D. Dozir
    ----------------------
                  Attorney
September 19, 1985

                                                                 ZOND#63/1MONOAM
                                                                 9/16/85      #2

          Section 1.5 is amended to change Contract Capacity from "7,000 kW" to "17,000 kW"

          Section 1.5.1 is amended to change estimated as-available capacity from "7,000 kW" to "17,000 kW"

          Section 1.6 is amended to change expected annual production from "24,000,000 kWh" to "58,000,000 kWh"

4. Other Contract Terms and Conditions: Except as expressly amended, the terms and conditions of the original Contract shall remain in full force and effect

5. Effective Date: This Amendment No. 1 shall become effective when it has been duly executed by the Parties

6. Signature Clause: The signatories hereto represent that have been appropriately authorized to enter into this Amendment No. 1 to the Contract on behalf of the Party for whom they sign. This Amendment No. 1 to the Contract is hereby executed as of this 20th day of September, 1985


    APPROVED AS TO FORM:                    SOUTHERN CALIFORNIA EDISON COMPANY
       JOHN R BURY
     General Counsel

By  /s/ Michael D. Dozir                    By  /s/ Edward A. Myers
    ----------------------                      --------------------------------
                  Attorney                      Edward A. Myers, Jr.,
September 19, 1985                              Vice President


                                            ZOND SYSTEMS, INC


                                            By  /s/ Daniel G. Reynolds
                                                --------------------------------
                                                Daniel G. Reynolds,
                                                Senior Vice President

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